SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 24, 2011

KEYUAN PETROCHEMICALS, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955
 (ISSUER TELEPHONE NUMBER)

Silver Pearl Enterprises, Inc.
1541 E. Interstate 30
Rockwall, Texas 75087
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Hunter Taubman Weiss LLP 17 State Street, Floor 20 New York, NY 10004 Tel: 212-732-7184
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 20, 2011, KPMG orally advised the chairman of the Audit Committee of the Board of Directors of Keyuan Petrochemicals, Inc., (the “Company” or “we”, “us”) that they would resign as auditor of the Company and submitted a letter of resignation on May 24, 2011.

KPMG was engaged as principal accountants on January 17, 2011 and the decision to engage KPMG was approved by the Company’s audit committee of the board of directors. During the preparation of our Annual Report on Form 10-K for the year ending December 31, 2010, KPMG raised certain issues, primarily relating to unexplained issues regarding certain cash transactions and recorded sales.  KPMG brought these issues to the attention of our Audit Committee on or about March 24, 2011 and requested that the Audit Committee conduct an independent investigation. On March 31, 2011, our Audit Committee elected to commence such an investigation of the issues raised and engaged the services of independent counsel, Pillsbury Winthrop Shaw Pittman LLP, which in turn engaged the services of King & Wood and Deloitte (the “Investigation”). The Investigation is currently in process and the Company is fully cooperating with the Investigation. Despite the fact that the Investigation is currently being carried out with the full cooperation of the Company and the results of such Investigation have neither been formulated nor concluded, KPMG has elected to terminate the client-auditor relationship with the Company.

Immediately following KPMG’s resignation, our Audit Committee commenced contacting and interviewing other auditors in order to engage with another firm as our independent auditor.

From January 17, 2011 when KPMG was engaged, through KPMG’s resignation on May 24, 2011, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports.

The Company provided a copy of this disclosure to KPMG and an opportunity to furnish the Company with a letter stating whether it agrees or disagrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

No.	Description
16.1 16.2	KPMG Letter, dated as of May 24, 2011 KPMG Letter, dated as of May 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

By:	/s/ Chunfeng Tao
Name:	Chunfeng Tao
Title: Dated:	Chief Executive Officer May 31, 2011